UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 5, 2002 (October 30, 2002)

U.S. Restaurant Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-13089	75-2687420
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

12240 Inwood Road, Suite 300, Dallas, Texas		75244
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code		(972) 387-1487

Item 5     Other Events

                On October 30, 2002, U.S. Restaurant Properties, Inc. (the “Company”) issued a press release announcing its third quarter earnings.  This press release is included herewith as Exhibit 99.1.  On October 31, 2002, the Company held its third quarter earnings conference call.  A web replay will be available through November 13, 2002 at

http://www.companyboardroom.com/company.asp?ticker=usv&client=cb.

Item 7     Exhibits

99.1                           Press release by the Company dated October 30, 2002.

SIGNATURE

                Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Restaurant Properties, Inc.

Date:	November 5, 2002	by:	/s/ Robert J. Stetson
Robert J. Stetson
Chief Executive Officer and Director

EXHIBIT INDEX

Exhibits

99.1                           Press release by the Company dated October 30, 2002.